  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 15, 1998

                                       REGISTRATION NOS. 333-59865-01 333-59865
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------

                      POST-EFFECTIVE AMENDMENT NO. 1
                                      TO

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                --------------
GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST
                 (ISSUER WITH RESPECT TO OFFERED CERTIFICATES)
                      GREEN TREE FLOORPLAN FUNDING CORP.
                  (ORIGINATOR OF THE TRUST DESCRIBED HEREIN)
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                --------------
       DELAWARE                      6189                    41-1823871
   (STATE OR OTHER        (PRIMARY STANDARD INDUSTRIAL    (I.R.S. EMPLOYER
   JURISDICTION OF        CLASSIFICATION CODE NUMBER)     IDENTIFICATION NO.)
   INCORPORATION OR
    ORGANIZATION)

                              500 LANDMARK TOWERS
            345 ST. PETER STREET, SAINT PAUL, MINNESOTA 55102-1639
                                (651) 293-3400
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                --------------
                            JOEL H. GOTTESMAN, ESQ.
                             1100 LANDMARK TOWERS
            345 ST. PETER STREET, SAINT PAUL, MINNESOTA 55102-1639
                                (651) 293-3400
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                                --------------
                                  COPIES TO:
           CHARLES F. SAWYER                      RENWICK D. MARTIN
         DORSEY & WHITNEY LLP                     BROWN & WOOD LLP
        220 SOUTH SIXTH STREET                 ONE WORLD TRADE CENTER
     MINNEAPOLIS, MINNESOTA 55402             NEW YORK, NEW YORK 10048
            (612) 343-7986                         (212) 839-5300
                                --------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration Nos. 333-59865 and 333-59865-01

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]


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

                                   PART II.

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

   SEC registration fee........................................... $136,438.00
   Blue Sky fees and expenses.....................................   10,000.00*
   Accountant's fees and expenses.................................   30,000.00*
   Attorney's fees and expenses...................................   75,000.00*
   Trustee's fees and expenses....................................   15,000.00*
   Printing and engraving expenses................................  150,000.00*
   Rating Agency fees.............................................  150,000.00*
   Miscellaneous..................................................    8,562.00*
                                                                   -----------
     Total........................................................ $575,000.00*
                                                                   ===========

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   * Estimated

  For a description of additional terms concerning the sales of securities listed above, see Annex B to the Prospectus forming part of this registration statement.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (a) Exhibits:

        *1.1 Underwriting Agreement
      ***3.1 Certificate of Incorporation of Green Tree Floorplan Funding Corp.
      ***3.2 Bylaws of Green Tree Floorplan Funding Corp.
     ****4.1 Pooling and Servicing Agreement dated December 1, 1995
        *4.2 Series 1998-2 Supplement to the Pooling and Servicing Agreement
              dated as of August 1, 1998
     ****4.3 Receivables Purchase Agreement dated December 1, 1995
       **4.4 Amendment No. 1 to the Pooling and Servicing Agreement dated as of
              March 11, 1998
   ******4.5 Series 1998-A Supplement to the Pooling and Servicing Agreement
              dated as of August 1, 1998
   ******5.1 Opinion and consent of Dorsey & Whitney LLP as to legality
   ******8.1 Opinion and consent of Dorsey & Whitney LLP as to tax matters
  ******23.1 Consent of Dorsey & Whitney LLP (included as part of Exhibit 5.1)
  ******23.2 Consent of Dorsey & Whitney LLP (included as part of Exhibit 8.1)
   *****24.1 Power of attorney from officers and directors of the Registrants
              (Included at II-2)

-------

     *Filed herewith.

    **Incorporated by reference to the corresponding exhibit to Post Effective Amendment No. 1 to the Registration Statement on Form S-1, Registration No. 333-47533, filed April 15, 1998.

   ***Incorporated by reference to the corresponding exhibit numbers in Amendment No. 1 to the Company's Registration Statement on Form S-1, Registration No. 33-62433, filed November 8, 1995.

  ****Incorporated by reference to the corresponding exhibit in the Company's
    Registration Statement on Form S-1, Registration No. 333-15285, filed October 31, 1996.

 *****Previously filed in the Company's Registration Statement on Form S-1,
    Registration Nos. 333-59865 and 333-59865-01, filed July 24, 1998.

******Previously filed in Amendment No. 1 to the Company's Registration
    Statement on Form S-1, Registration Nos. 333-59865 and 333-59865-01, filed August 17, 1998.

  (b) Financial Statements:

    Not Applicable

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SAINT PAUL, STATE OF MINNESOTA, ON THE 15TH DAY OF SEPTEMBER, 1998.


                                      Green Tree Floorplan Funding Corp.

                                                 /s/ Phyllis A. Knight
                                      By ______________________________________
                                             PHYLLIS A. KNIGHT
                                         Senior Vice President and
                                                 Treasurer

                               POWER OF ATTORNEY

  Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


            SIGNATURE                      TITLE              DATE

                *                   President and
----------------------------------   Director             September 15,
         RICHARD G. EVANS                                     1998


                *                   Senior Vice
----------------------------------   President and        September 15,
        PHYLLIS A. KNIGHT            Treasurer                1998
                                     (Principal
                                     Financial Officer
                                     and Principal
                                     Accounting
                                     Officer)


                *                   Senior Vice
----------------------------------   President and        September 15,
        JOEL H. GOTTESMAN            Director                 1998

                *                   Director
----------------------------------                        September 15,
          PAUL A. BOYUM                                       1998

                *                   Director
----------------------------------                        September 15,
          GARY P. MILLS                                       1998




*By     /s/ Phyllis A. Knight
  -------------------------------
          PHYLLIS A. KNIGHT
           Attorney-in-fact

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SAINT PAUL, STATE OF MINNESOTA, ON THE 15TH DAY OF SEPTEMBER, 1998.


                                          Green Tree Floorplan Receivables
                                           Master Trust

                                          By Green Tree Floorplan Funding
                                           Corp.

                                                   /s/ Phyllis A. Knight
                                          By __________________________________
                                                   PHYLLIS A. KNIGHT
                                               Senior Vice President and
                                                       Treasurer

                               INDEX TO EXHIBITS

                                                                           PAGE


        *1.1 Underwriting Agreement                        Electronically filed
      ***3.1 Certificate of Incorporation of Green Tree
              Floorplan Funding Corp.
      ***3.2 Bylaws of Green Tree Floorplan Funding
              Corp.
     ****4.1 Pooling and Servicing Agreement dated
              December 1, 1995
        *4.2 Series 1998-2 Supplement to the Pooling and   Electronically filed
              Servicing Agreement dated as of August 1,
              1998
     ****4.3 Receivables Purchase Agreement dated
              December 1, 1995
       **4.4 Amendment No. 1 to the Pooling and
              Servicing Agreement dated as of March 11,
              1998
   ******4.5 Series 1998-A Supplement to the Pooling and   Electronically filed
              Servicing Agreement dated as of August 1,
              1998
   ******5.1 Opinion and consent of Dorsey & Whitney LLP   Electronically filed
              as to legality
   ******8.1 Opinion and consent of Dorsey & Whitney LLP   Electronically filed
              as to tax matters
  ******23.1 Consent of Dorsey & Whitney LLP (included     Electronically filed
              as part of Exhibit 5.1)
  ******23.2 Consent of Dorsey & Whitney LLP (included     Electronically filed
              as part of Exhibit 8.1)
   *****24.1 Power of attorney from officers and
              directors of the Registrants (Included at
              II-2)

--------

     *Filed herewith.

    **Incorporated by reference to the corresponding exhibit to Post Effective
     Amendment No. 1 to the Registration Statement on Form S-1, Registration No. 333-47533, filed April 15, 1998.

   ***Incorporated by reference to the corresponding exhibit numbers in Amendment No. 1 to the Company's Registration Statement on Form S-1 Registration No. 33-62433, filed November 8, 1995.

  ****Incorporated by reference to the corresponding exhibit in the Company's
     Registration Statement on Form S-1, Registration No. 333-15285, filed October 31, 1996.

 *****Previously filed in the Company's Registration Statement on Form S-1,
     Registration Nos. 333-59865 and 333-59865-01, filed July 24, 1998.

******Previously filed in Amendment No. 1 to the Company's Registration
     Statement on Form S-1, Registration Nos. 333-59865 and 333-59865-01, filed August 17, 1998.

  (b) Financial Statements:

    Not Applicable